Exhibit 4.2

CLASS B COMMON STOCK                         CLASS B COMMON STOCK
   PAR VALUE $.01                              PAR VALUE $.01

     NUMBER                                        SHARES
     [GRAPHIC]                                    [GRAPHIC]


                        BUCYRUS INTERNATIONAL, INC.

INCORPORATEDUNDER THE LAWS           SEE REVERSE FOR CERTAIN DEFINITIONS
 OF THE STATE OF DELAWARE



This is to Certify that



is the owner of

     FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS B COMMON STOCK, PAR VALUE $.01, OF Bucyrus International, Inc. (the "Corporation") transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney or legal representative, upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


[CORPORATE SEAL]


          /s/ Craig R. Mackus           /s/ Timothy W. Sullivan
              SECRETARY            PRESIDENT AND CHIEF EXECUTIVE OFFICER


                                   COUNTERSIGNED AND REGISTERED:
                                   LASALLE BANK NATIONAL ASSOCIATION
                                   TRANSFER AGENT AND REGISTRAR
                                   BY



                                   AUTHORIZED SIGNATURE


                         [Reverse of Certificate]
                        BUCYRUS INTERNATIONAL, INC.

The shares of Class B Common Stock represented by this certificate shall be converted into an equal number of shares of Class A Common Stock upon the occurrence of certain events as set forth in the Certificate of Incorporation of Bucyrus International, Inc.
     Bucyrus International, Inc. will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof, which Bucyrus International, Inc. is authorized to issue and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request is to be addressed to the Secretary of Bucyrus International, Inc.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common        UNIF GIFT MIN ACT -____Custodian____
TEN ENT - as tenants by the entireties                   (Cust)    (Minor)
JT TEN  - as joint tenants with right of     under Uniform Gifts to Minors
          survivorship and not as tenants    Act ________________________
          in common                                          (State)
                            UNIF TRF MIN ACT -____Custodian (until age___)
                                             (Cust)
                                              ____under Uniform Transfers
                                             (Minor)
                                             to Minors Act___________
                                                            (State)

  Additional abbreviations may also be used though not in the above list.


  For Value Received,               hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE



_________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF
ASSIGNEE)

_________________________________________________________________________

_________________________________________________________________________

__________________________________________________________________ Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________


                    NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR
                              ENLARGEMENT OR ANY CHANGE WHATEVER.

             SIGNATURE(S) GUARANTEED:
                                   THE SIGNATURE(S) SHOULD BE GUARANTEED
                                   BY AN ELIGIBLE GUARANTOR INSTITUTION
                                   (BANKS, STOCKBROKERS, SAVINGS AND
                                   LOAN ASSOCIATIONS AND CREDIT UNIONS
                                   WITH MEMBERSHIP IN AN APPROVED
                                   SIGNATURE GUARANTEE MEDALLION
                                   PROGRAM), PURSUANT TO S.E.C. RULE
                                   17Ad-15.